R-1                                                                   $3,500,000


                            UNITED STATES OF AMERICA
                                STATE OF FLORIDA
                       FLORIDA HOUSING FINANCE CORPORATION
                              HOUSING REVENUE BONDS
                                  1998 SERIES H
                             (GULFSTREAM APARTMENTS)

Interest Rate           Maturity Date             Dated Date
-------------           -------------             ----------
7.25%                   July 1, 2038              July 22, 1998

REGISTERED OWNER: CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY

PRINCIPAL AMOUNT: THREE MILLION FIVE HUNDRED THOUSAND DOLLARS.

        The FLORIDA HOUSING FINANCE CORPORATION ("Florida Housing" or the "Corporation"), a public corporation and a public body corporate and politic duly created, organized and existing under the laws of the State of Florida (the "State"), for value received, hereby promises to pay (but only out of the revenues and other assets hereinafter referred to) to the registered owner specified above or registered assigns (subject to any right of prior redemption hereinafter mentioned), on the Maturity Date specified above, the Principal Amount specified above, and to pay interest thereon, at the rate per annum specified above, payable monthly commencing on September 1, 1998 to the person whose name appears on the registration books as of the 15th day of the month next preceding any Bond Payment Date (a "Record Date"). Principal of, and premium, if any, on this Bond are payable in such coin or currency of the United States as at time of payment is legal tender for payment of private and public debts, at the designated corporate trust office of First Union National Bank, a national banking association duly organized, existing and authorized under the laws of the United States of America, with trust powers, as trustee, registrar and paying agent, in Jacksonville, Florida (the "Trustee," "Registrar" and "Paying Agent"), or its successor in trust. Interest on this Bond shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Payment of interest shall be made by check or draft mailed to the address of the person entitled thereto as such address shall appear on the registration books (hereinafter defined), except in the case of owners of $1,000,000 or more in aggregate principal amount of bonds which may be payable by wire transfer upon written instruction to the Trustee prior to the Record Date preceding any Bond Payment Date. The Principal Amount hereof shall be paid at maturity or upon redemption upon presentation and surrender of this Bond.

        This Bond represents an issue of duly authorized Florida Housing Finance Corporation Housing Revenue Bonds, 1998 Series H (Gulfstream Apartments), of Florida Housing, in the aggregate principal amount of $3,500,000 (the "Bonds"), issued under and pursuant to the

Constitution and laws of the State, particularly the Florida Housing Finance Corporation Act, Sections 420.501-420.516, Florida Statutes, as amended (the "Act"). The Bonds are being issued for the purpose of making a loan (the "Mortgage Loan") pursuant to a loan agreement (the "Loan Agreement") to RHF Gulfstream Associates, Ltd., a limited partnership organized pursuant to the laws of the State of Florida (the "Developer"), to acquire and substantially rehabilitate a multifamily residential development in Broward County, Florida (the "Project"). This Bond is issued under and is secured by a Trust Indenture, dated as of July 1, 1998 (the "Indenture"), between Florida Housing and the Trustee, pursuant to which the Trustee will act as payee and mortgagee for the Developer's nonrecourse promissory note in the aggregate principal amount of $3,500,000 (the "Note"). The Note will be secured by a mortgage and security agreement granting a second lien on the Project in favor of Florida Housing (the "Mortgage"). Reference is hereby made to the Indenture and to all amendments and supplements thereto for a description of the property pledged and assigned to the Trustee and of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of Florida Housing and the Trustee, the terms on which the Bonds are issued and secured, the rights of the owners of the Bonds and the provisions for defeasance of such rights.

        FLORIDA HOUSING HAS NO TAXING POWER. THE BONDS SHALL NOT CONSTITUTE AN OBLIGATION, EITHER GENERAL OR SPECIAL, OF FLORIDA HOUSING, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER FLORIDA HOUSING, THE STATE, NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREON. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM IF ANY, OR INTEREST ON THE BONDS. THE BONDS ARE PAYABLE, AS TO PRINCIPAL, PREMIUM OF ANY, AND INTEREST, SOLELY OUT OF THE TRUST ESTATE WHICH IS THE SOLE ASSET OF FLORIDA HOUSING PLEDGED THEREFOR.

        The Bonds are secured under the Indenture which assigns to the Trustee for the benefit of Owners all the right, title and interest of Florida Housing in and under the Loan Agreement, the Note, the Mortgage, certain funds and accounts held by the Trustee under the Indenture, payments made pursuant to the Loan Agreement, leases and rentals of the Project and other funds and moneys initially or subsequently pledged as part of the trust estate (the "Trust Estate"), and any deed in lieu of foreclosure delivered pursuant to the Indenture.

Sinking Fund Redemption

        (a) The Bonds are subject to mandatory redemption in part by operation of a sinking fund. Florida Housing shall redeem on the applicable sinking fund payment date a principal amount of the Bonds in the amounts determined from the table attached as Exhibit B to the Indenture; provided, however, that the principal amount of the Bonds to be redeemed on any particular sinking fund payment date shall be reduced (i) by the principal amount of any Bonds of the applicable maturity (treating each sinking fund payment as a separate maturity for such purposes) which (A) had been purchased (other than pursuant to the provisions of Section 4.10 of the Indenture) or redeemed by the Developer or the Trustee and canceled by the Trustee at least sixty (60) days prior to such sinking fund payment date and (B) had not previously formed the basis for such reduction and (ii) pro rata by each maturity (treating each sinking fund payment as a separate maturity for such purposes) to the extent of each redemption pursuant to Section 4.01(b) of the Indenture.

        (b) The Bonds are subject to further redemption in part by operation of a sinking fund from and to the extent of Available Cash Flow up to an amount equal to $30,000 in each calender year which amount shall accumulate if and to the extent not paid in any calender year, payable semiannually on each May and November 1 beginning November 1, 2000.

        (c) The redemption price for any such redemption shall be 100% of the principal amount of the Bonds or portions thereof so redeemed, plus accrued interest, if any, to the sinking fund payment date, and without premium. Upon a redemption pursuant to Section 4.01(b) of the Indenture each monthly sinking fund redemption pursuant to Section 4.01(a) shall be reduced pro rata.

Optional Redemption

        The Bonds are subject to optional redemption, prior to maturity on or after April 1, 2005, in whole on any date, but not in part, at the direction of the Developer from amounts prepaid on the Loan pursuant to the Agreement solely to the extent of any optional prepayment by the Developer of the Note, the particular Bonds to be designated by the Developer, or from proceeds of refunding bonds or otherwise from other sources at the redemption prices (expressed as percentages of the principal amount) plus accrued interest to the date of redemption, as follows:

         Redemption Dates                             Redemption Price
         ----------------                             ----------------
April 1, 2005 through March 31, 2006                            105%
April 1, 2006 through March 31, 2007                            104
April 1, 2007 through March 31, 2008                            103
April 1, 2008 through March 31, 2009                            102
April 1, 2009 through March 31, 2010                            101
April 1, 2010 and thereafter                                    100

Mandatory Redemption from the Project Fund and the Debt Service Reserve Fund

        The Bonds are subject to mandatory redemption on the first Business Day following payment in full to the Construction Lender of the amount owing under the Construction Loan Documents for which thirty (30) days' notice of redemption can be given, in whole or in part, from proceeds of the Bonds remaining in the Project Fund attributable to moneys not needed to complete the substantial rehabilitation of the Project and pay for all Project Costs as provided in, and upon the satisfaction of the conditions set forth in, Section 6.02(a) of the Indenture.

        If so called for redemption, the Bonds shall be redeemed at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the date fixed for redemption.

Extraordinary Mandatory Redemption Upon Damage, Destruction or Condemnation

The Bonds are subject to extraordinary mandatory redemption in whole or in part, in the event and to the extent the Note is prepaid after the Project or any portion of it is damaged or destroyed or is taken in a condemnation proceeding to the extent of any Insurance Proceeds or Condemnation Award not used for the repair or restoration of the Project, as further described below.

        If so called for redemption, the Bonds shall be redeemed on the first Business Day for which thirty (30) days notice of redemption can be given at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the date fixed for redemption.

        If, as a result of fire or other casualty, the Project or any part thereof is damaged, destroyed or condemned or acquired for public use, the Developer with the consent of the Significant Bondholder may elect to repair or restore the Project in accordance with requirements of the Mortgage and Section
6.04 of the Agreement. The Trustee, within ten (10) days of receipt of written notice of such damage, destruction or condemnation, shall provide written notice to the Developer, Florida Housing, the Significant Bondholder and the Servicer and the Servicer shall confirm that the Developer has complied with the provisions of the Mortgage applicable to such occurrence.

        If the conditions for repair or restoration of the Project, as provided in Mortgage and Section 6.04 of the Agreement are not satisfied or if the Significant Bondholder has not consented to such repairs or restorations, the Trustee will apply the net proceeds of any insurance or condemnation to the reduction of indebtedness under the Note. In such event, the Trustee shall deposit such net proceeds in the Redemption Fund and apply such moneys to the redemption of Bonds in accordance with the terms described above.

Determination of Taxability

The Bonds shall be subject to mandatory redemption, and shall be redeemed, prior to maturity at a redemption price equal to par plus accrued interest to the date of redemption upon a Determination of Taxability if the Owner of a Bond presents its Bond or Bonds for redemption, on any date selected by such Owner, specified in a notice in writing delivered to the Developer, the Trustee and Florida Housing at least five (5) Business Days prior to such date.

Mandatory Redemption Resulting From Event of Intervention or Default

        The Bonds shall be subject to mandatory redemption in whole at the direction of the Trustee with the consent of the Significant Bondholder, pursuant to the exercise of remedies under the Loan Documents, at the earliest time for which notice hereunder can be given upon the occurrence of an Event of Intervention as set forth in Section 8.01 of the Indenture at a redemption price equal to the lesser of the amount of Bonds Outstanding plus the accrued interest due thereon or the amount of the Trust Estate or proceeds of sale, to be distributed in accordance with Section 8.04 of the Indenture, from a distribution of the Trust Estate as a result of the realization by the Trustee of its rights and remedies hereunder with respect to the Trust Estate.

        Upon the giving of notice of redemption of the Bonds pursuant to Section
4.06 of the Indenture, the Bonds shall become payable on the date specified in such notice of redemption and in the amount specified in the preceding paragraph, provided the actual payment in redemption shall be due and actually payable only at such time and to the extent funds are available therefor to the Trustee, and upon either payment in full of the principal amount of Bonds Outstanding plus the accrued interest due thereon or full distribution of either the Trust Estate or the proceeds of the sale of the Project, in accordance with
Section 8.04 of the Indenture, such payment or distribution shall be in full satisfaction of the amount of principal and interest due on the Bonds.

Mandatory Purchase

        Any holder of Outstanding Bonds will have the opportunity to present all or a portion of its Bonds for purchase by the Trustee from moneys provided to the Trustee by the Developer on any Business Day after the 192nd month after April 1, 2000 upon six (6) months written notice to the Developer and the Trustee (the "Mandatory Purchase Date"). In order for the Bonds to be eligible for purchase, holders of Outstanding Bonds must provide notice to the Trustee of their intent to present their Bonds for mandatory purchase not sooner than 12 months prior to the Mandatory Purchase Date and not later than 6 months prior to the Mandatory Purchase Date. The Trustee shall notify the Developer within 5 Business Days of such demand for payment and the amount of Bonds to be presented for purchase on the Mandatory Tender Date, and pursuant to Section 5.02(c) of the Agreement, the Developer shall be required to provide Available Moneys in the amount of the principal amount so designated by the Trustee plus accrued interest thereon. The Trustee shall only be required to purchase Bonds presented on the Mandatory Purchase Date to the extent there are Available Moneys on deposit in the Redemption Fund pursuant to Section 5.07 of the Indenture, for such purpose.

Selection of Bonds to be Redeemed

        If less than all the Bonds are to be redeemed, the particular Bonds or portions of Bonds to be redeemed shall be selected by the Trustee, on a pro rata basis based as nearly as practicable on the Outstanding principal amount of Bonds of each maturity (treating each sinking fund payment as a separate maturity for such purposes) and the Bonds of each such maturity will be selected by lot in such manner as the Trustee in its discretion may deem fair and appropriate.

        In making such selection by lot, the Trustee may treat each Bond to be redeemed as representing that number of Bonds of the lowest Authorized Denominations as is obtained by dividing the principal amount of such Bond by such denomination.

        Except as otherwise provided in the Indenture, notice of redemption is required to be given by first class mail, postage prepaid, not less than thirty
(30) nor more than forty-five (45) days prior to the redemption date to the registered owners hereof to be redeemed at the address of such registered owners as shown on the bond register. Receipt of such notice of redemption shall not be a condition precedent to such redemption and failure so to notify the registered owner shall not affect the validity of the proceedings for the redemption of this Bond. Such notice shall be given in the name of Florida Housing, shall be dated, shall set forth the principal amount of the Bonds Outstanding which shall be called for redemption and shall specify the redemption date and the redemption price. If less than all of the Bonds shall be called for redemption, the notice shall set forth the Bonds Outstanding to be redeemed and the portion of the principal amount thereof to be redeemed. Such notice shall further state that on the redemption date the Bonds will be payable at the designated corporate trust office of the Trustee or Paying Agent and from such date interest shall cease to accrue.

        Notice of redemption having been given as provided in the preceding paragraph and all conditions precedent, if any, specified in such notice having been satisfied, the Bonds or the portion thereof so to be redeemed shall become due and payable on the date fixed for redemption at the redemption price specified therein plus any accrued interest to the redemption date, and upon presentation and surrender thereof at the place specified in such notice. On and after the redemption date (unless Florida Housing shall default in the payment of the redemption price and accrued interest payable on the redemption date or unless the Bonds shall be purchased in lieu of the redemption pursuant to
Section 4.09 of the Indenture), (i) such Bonds (or portion thereof shall cease to bear interest and (ii) such Bonds (or portion thereof shall no longer be considered as Outstanding under the Indenture.

        The registered owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default thereunder, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

        Modifications or alterations of the Indenture or of any indenture supplemental thereto may be made only to the extent and in the circumstances permitted by the Indenture.

        This Bond may be exchanged, and its transfer may be effected, only by the registered owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon exchange or registration of such transfer a new registered bond or bonds of the same series, maturity and interest rate and of Authorized Denomination for the same aggregate principal amount will be issued in exchange therefor.

        Florida Housing and the Trustee may deem and treat the person in whose name this Bond shall be registered on the bond register, as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and interest due hereon and for all other purposes and neither Florida Housing nor the Trustee shall be affected by any notice to the contrary.

        All acts, conditions and things required by the Constitution and the laws of the State to exist, happen and be performed precedent to and in the execution and delivery of the Indenture (hereinafter defined) and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law.

        No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of Florida Housing in his or her individual capacity, and neither the members of Florida Housing, nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

        This Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the Registrar shall have executed the Certificate of Authentication appearing hereon.

        IN WITNESS WHEREOF, Florida Housing has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman and the facsimile of its seal to be hereunto affixed, impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary all as of July 22, 1998.

                                          FLORIDA HOUSING FINANCE CORPORATION

[SEAL]
ATTEST:                                  By:  /s/ Clark D. Bennett
                                              -----------------------------
                                              Chairman

Susan J. Leigh
--------------------------
 Secretary

                          CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within-mentioned Indenture.

Date of Authentication:
         July 22, 1998

                                        FIRST UNION NATIONAL BANK,
                                        as Registrar

                                        By: /s/ Brandon Devorak
                                           ------------------------
                                           Authorized Signatory


                           CERTIFICATE OF VALIDATION

This Bond is one of a series of Bonds which were validated by Judgment of the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, rendered on November 12, 1997.



                                        /s/ Lawton Chiles
                                        LAWTON CHILES

                                        Lawton Chiles, Governor of the State of
                                        Florida, as Chairman of the Governing
                                        Board of the Division of Bond Finance of the State Board of Administration of Florida

                        [Form of Assigmnent for Transfer]


FOR VALUE RECEIVED, the undersigned, hereby sells, assigns and transfers unto ____________________________________________ (Tax Identification or Social
Security No. _____________________) the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the within bond on the books kept for registration thereof, with full power or substitution in the premises.

Date:
     --------------------
                                                  Signature

Signature Guaranteed:




                                             -----------------------------------
NOTICE: Signature(s) must be                 NOTICE: The signature to this
Guaranteed by a signature                    assignment must correspond
guarantor institution that is                with the name of the
a participant in a nationally                registered owner of the within
recognized signature guarantor               bond as it appears on the face
program.                                     hereof in every particular,
                                             without alteration or
                                             enlargement or any change
                                             whatever, and the Social
                                             Security number or federal
                                             employer identification must
                                             be supplied.